EXHIBIT 10.27

                            STOCK PURCHASE AGREEMENT

                                      AMONG

                 FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.,

                          CONVERGENT TECHNOLOGIES, LTD.

                                       AND

              THE STOCKHOLDERS LISTED ON SCHEDULE 1 ATTACHED HERETO

                            -----------------------

                               DECEMBER 16, 2004


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                            STOCK PURCHASE AGREEMENT

            THIS AGREEMENT dated as of December 16, 2004, is among Fusion Telecommunications International, Inc., a Delaware corporation ("Buyer"), Convergent Technologies, Ltd., a company organized under the laws of the country of Jamaica (the "Company"), and the undersigned Vonciel Turner ("Turner"), individually, and Patrick Dallas ("Dallas"), individually, both as listed on
Schedule 1 hereto (collectively, the "Stockholders" and each a "Stockholder").

                                   WITNESSETH

            WHEREAS each of the Stockholders owns the number of the issued and outstanding shares (collectively, the "Shares") of the common stock, no par value per share (the "Common Stock"), of the Company set forth opposite such Stockholder's name on Schedule 1 attached hereto, which Shares in the aggregate represent all of the authorized, issued and outstanding shares of the capital stock of the Company;

            WHEREAS Buyer desires to acquire all of the Shares from Dallas, and Dallas desires to sell all of his Shares to Buyer, upon the terms and subject to the conditions hereinafter set forth.

            NOW THEREFORE, in consideration of the foregoing and of the covenants set forth below, the parties hereby agree as follows:


                                    SECTION
                                       1

                         PURCHASE AND SALE OF THE SHARES

            1.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), Dallas agrees to sell to Buyer, and Buyer agrees to purchase from Dallas, the number of Shares owned by Dallas, as set forth opposite his name on Schedule 1 hereto (255,000 Shares). The aggregate purchase price for the Shares (the "Purchase Price") shall be One Hundred Fifty Thousand Dollars (US $150,000.00) and is payable as set forth in
Section 1.

            1.2 Closing. The closing (the "Closing") of the purchase and sale of the Shares hereunder shall take place at the Buyer's office located at 420 Lexington Avenue, Suite 518, New York, New York 10170, at 2:00 p.m. (EST) on January 3, 2005, or at such other time or place as Buyer and the Stockholders agree (the "Closing Date").

            (a) Upon execution of this Agreement, Buyer shall deliver to Dallas the sum of Seventy Five Thousand Dollars (US $75,000.00) in cash, by cashier's or certified check, or by wire transfer of immediately available funds to an account designated by Dallas as an advance towards the Purchase Price. Should this Agreement fail to close for any reason, Dallas shall promptly return the advance to Buyer.

            (b) At the Closing, Buyer shall deliver to Dallas the sum of Seventy Five Thousand Dollars (US $75,000.00) in cash, by cashier's or certified check, or by wire transfer of immediately available funds to an account designated by Dallas.

            (c) At the Closing, Dallas shall deliver to Buyer the certificate or certificates for the Shares owned by such Stockholder, duly endorsed or accompanied by stock powers duly endorsed in blank, satisfactory to the Buyer in all respects.

            (d) At the Closing, there shall be delivered to the respective parties the certificates and instruments provided to be delivered at the closing under Sections 6 and 7 hereof.


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            (e) Prior to Closing, the Company shall only make such payments as required to pay its employees and interconnect charges, unless the Buyer provides prior written approval otherwise.


                                   SECTION 2

                      REPRESENTATIONS AND WARRANTIES OF THE
                    STOCKHOLDERS WITH RESPECT TO THE COMPANY

     Each of the Stockholders, jointly and severally, represents and warrants to Buyer as of the date hereof and on and as of the Closing Date as follows:

            2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the country of Jamaica and has all requisite corporate power and lawful authority to own, lease and operate its assets, properties and business and to conduct its business as and in the places where such properties are now owned, leased or operated or such business is now conducted or proposed to be conducted.

            2.2 Capitalization; Voting Rights. The authorized capital of the Company consists of 500,000 shares of Common Stock, of which 500,000 shares have been validly subscribed and issued, are outstanding as fully paid and non-assessable shares as of the date hereof, and represent all of the issued and outstanding shares of capital stock of the Company, as set forth on Schedule 1. There is no: (i) outstanding security of the Company convertible into or exchangeable for any share or shares of the capital of the Company; (ii) outstanding subscription, option, warrant, call, commitment, agreement or understanding (oral or written) obligating the Company to issue any share or shares of its capital stock or any security or securities of any class or kind which in any way relate to the authorized or issued capital stock of the Company or any interest therein; (iii) agreement or understanding (oral or written) (other than this Agreement) which grants to any Person (as hereinafter defined) the right to purchase or otherwise acquire any share or shares of the issued and outstanding shares of the capital stock of the Company or any interest therein, including without limitation any preemptive right, right of first refusal or co-sale right; (iv) voting trust or voting agreement or pooling agreement or proxy (oral or written) with respect to any issued and outstanding shares of the capital stock of the Company; or (v) obligation of the Company (oral or written) to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or distribution with respect thereto.

            2.3 Consents. No consent, approval, waiver or other action by any individual, corporation, company, partnership, association, trust or other entity or organization, including any government or political subdivision or agency or instrumentality thereof (each, a "Person"), under any contract, agreement, understanding, indenture, lease, instrument or other document (oral or written) to which the Company is a party or by which it or any of the assets of the Company is bound, is required or necessary for (i) the execution, delivery and performance of this Agreement or any Related Agreement by the Stockholders or the Company or the consummation of the transactions contemplated hereby or thereby or (ii) the continuation after the consummation of the transactions contemplated hereby or thereby of any contract, agreement, indenture, lease, instrument or other document to which the Company is a party or by which it or its assets are bound.

            2.4 Authorization; No Breach. The execution and delivery by the Company of this Agreement and all the agreements contemplated herein (the "Related Agreements"), and the consummation by the Company of all transactions contemplated hereunder and thereunder by the Company, have been duly authorized by all requisite corporate action. This Agreement and the Related Agreements have been duly executed by the Company and each of the Stockholders (where applicable) and each other party thereto. This Agreement and the Related Agreements and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby or thereby to which the Company or any of the Stockholders is a party constitute the


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valid and legally binding obligations of the Company and each of the
Stockholders, enforceable against each of them in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not: (i) violate, contravene or breach any provision of the Articles of Incorporation or By-laws of the Company; (ii) violate, conflict with, contravene, or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, accelerate or cancel any right or obligation of the Company or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which the Company is a party or by which it or its assets or properties may be bound or subject; (iii) violate, contravene or breach any constitution, treaty, law, statute, code, ordinance, decree, rule, regulation, or municipal by-law, whether domestic, foreign or international, any judgment, order, writ, injunction, decision, ruling, decree or award of any governmental authority or body, or any provision of any of the foregoing applicable to or binding upon, the Company or its properties, assets or business (each, a "Law," and collectively, "Laws"); (iv) violate any license, permit, franchise, or order or other approval of any federal, provincial, state, local or foreign governmental or regulatory body (each, a "Permit", and collectively, "Permits"); or (v) result in the creation of any mortgage, pledge, charge, security interest, lien or other encumbrance (each, a "Lien") on the Shares or on any of the assets or properties of the Company.

            2.5 Subsidiaries and Other Affiliates. The Company has no subsidiaries. The Company does not directly or indirectly own or have any investment in any shares of the capital stock of, or any other proprietary interest in (including without limitation, any partnership or joint venture interest), any other Person. For this purpose, "joint venture" means any entity or contractual relationship (written or oral) pursuant to which the Company shares with any Person the profits and/or losses of any undertaking or pursuant to which the Company may be liable for the acts or undertakings of any Person.

            2.6 Corporate Records. The Company has previously delivered to Buyer true and complete copies of its Articles of Incorporation, as amended, and By-laws as currently in effect. The minute books of the Company, which have been furnished to Buyer, are complete and accurate, and contain copies of all by-laws and resolutions passed by the shareholders and directors of the Company since the date of its incorporation, all of which by-laws and resolutions have been duly passed. The share certificate books, register of shareholders, register of transfers and register of directors of the Company are complete and accurate. The financial books and records of the Company have been maintained in accordance with sound business practices and fairly, accurately and completely present and disclose the financial position of the Company, and (ii) all transactions of the Company.

            2.7 Financial Statements. The Company has delivered to Buyer dated November 15, 2004 of the unaudited financial statements of the Company for the fiscal year ended October 31, 2004 (the "Unaudited Financial Statements"), the unaudited balance sheet (the "Current Balance Sheet") of the Company as of November 15, 2004 (the "Current Balance Sheet Date") and the unaudited interim financial statements of the Company for the one-month period ended October 31, 2004(the "Interim Financial Statements" and, collectively with the Unudited Financial Statements and the Current Balance Sheet, the "Financial Statements"). The Interim Financial Statements together with the notes thereto have been prepared on a cash basis in accordance with past practices, and the Unaudited Financial Statements together with the notes thereto have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout such period. Such Financial Statements are true, correct and complete, and present fairly and accurately the financial condition and position of the Company as of the dates indicated.

            2.8 Absence of Undisclosed Liabilities. Except as set forth in
Schedule 2.8, as of the Closing Date, the Company had/has no liabilities of any nature, whether


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direct, indirect, accrued, absolute, contingent or otherwise(including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others or liabilities for Taxes due or then accrued or to become due), that were not fully and adequately reflected or reserved against on the Financial Statements of the Company. There is no existing condition, situation or set of circumstances (excluding possible changes in the Tax laws of any jurisdiction) that could reasonably be expected to result in any such liability, other than liabilities (i) fully and adequately reflected or reserved against on the Financial Statements or (ii) incurred since the Current Balance Sheet Date in the ordinary course of business consistent with past practice, which in the aggregate are not material to the Company. For purposes of this Section 2.8, "material" shall mean any amount in excess of $5,000.

            2.9 No Material Adverse Change. To the best knowledge of the Company, since the Current Balance Sheet Date (November 15, 2004), there have been no changes in the assets,properties, business, operations, prospects or condition (financial or otherwise) of the Company that, individually or in the aggregate, materially and adversely affect the Company, nor does any Stockholder or executive of the Company know of any such change that is reasonably likely to occur, nor has there been any damage, destruction or loss materially and adversely affecting the assets, properties, business, operations, prospects or condition (financial or otherwise) of the Company, whether or not covered by insurance. Without limiting the generality of the foregoing since the Current Balance Sheet Date, the Company has not:

                        (i) incurred any indebtedness for borrowed money, assumed or guaranteed or otherwise become responsible for the obligations of any Person, or otherwise made or assumed any commitment, obligation or liability outside the ordinary course of business;

                        (ii) declared or paid any dividend or declared or made any other distribution of any kind to its shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or entered into any agreement or made any commitment with respect to the same;

                        (iii) made any loan, advance or capital contribution to or investment in any Person;

                        (iv) made any payment or commitment to pay any severance or termination pay to any of its officers, directors, shareholders, employees, consultants, agents or other representatives;

                        (v) entered into any lease (as lessor or lessee), sold, abandoned or made any other disposition of any of its assets, properties or rights, granted or suffered any Lien or other encumbrance on any of its assets or properties, or entered into or amended any contract or other arrangement to do any of the foregoing or pursuant to which the Company agreed to indemnify any party or to refrain from competing with any party;

                        (vi) except for inventory or equipment acquired in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other Person or entered into or amended any contract or other arrangement to do the same;

                        (vii) made any change in any method of accounting or accounting practice, waived or cancelled any material claim, account receivable, or right, or changed its pricing, credit, or payment policies;

                        (viii) paid any long-term liability otherwise than in accordance with its terms;

                        (ix) (A) entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer, shareholder, consultant, agent or employee of the Company, (B) increased the benefits payable under any existing severance or termination pay


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policies or employment agreement or (C) increased the compensation, bonus or other benefits payable to directors, officers or employees of the Company;

                        (x) suffered any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company, which employees were not subject to a collective bargaining agreement at the Current Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company; or

                        (xi) failed to comply with any Law in any respect that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the assets, properties, business, operations, prospects or conditions (financial or otherwise) of the Company.

            2.10 Accounts and Notes Receivable. All accounts and notes receivable reflected in the Financial Statements and all accounts receivable arising after the Current Balance Sheet Date (collectively, the "Accounts Receivable") have arisen in the ordinary course of business of the Company, represent valid and enforceable obligations due to the Company, and are not subject to any discount, set-off or counter-claim. All such Accounts Receivable have been collected or, to the best knowledge of the Company, are fully collectible in the ordinary course of business of the Company in the aggregate recorded amounts thereof in accordance with their terms.

            2.11 Tax Matters.

            (a) As used in this Agreement, "Taxes" shall mean all taxes, including without limitation income taxes, corporation taxes, capital taxes, excise taxes, value added and sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, goods and services taxes, stamp taxes, transfer taxes, withholding taxes, property taxes and import duties, whether or not measured in whole or in part by net income, all imposts, levies, duties, deductions, withholdings, charges, public and private pension plan contributions, social security contributions, workmen's compensation, medicare and public health contributions, regulatory fees and taxes, assessments, reassessments or fees of any nature, and all deficiencies or other additions to tax, interest and penalties owed by it; and "Tax" shall mean any one of them. The Company has paid all Taxes required to be paid by it through the date hereof (other than Taxes not yet due and payable the liability for which is adequately reserved for by the Company in the Financial Statements and other than possible adjustments as set forth in Schedule 2.8). The provisions for Taxes reflected in the Financial Statements are adequate to cover any and all Tax liabilities of the Company in respect of their respective assets, properties, business and operations during the periods covered by said Financial Statements and all prior periods.

          (b) The Company has timely filed all Tax returns required to be filed by it through the date hereof. Each of the Tax returns filed by the Company completely, correctly and accurately reflects the amount of the Company's Tax liability for the period covered thereby.

          (c) There has not been any audit of any Tax return filed by the Company, no audit of any Tax return of the Company is in progress, and the Company has not been notified by any Tax authority that any such audit is contemplated or pending. Neither the Internal Revenue Service nor any other taxing authority is now asserting or, to the best knowledge of any Stockholder, threatening to assert any Tax deficiency or claim for additional Taxes or interest thereon or penalties in connection therewith. All Tax returns of the Company have been assessed through and including the date hereof, and there are no outstanding waivers of any limitation periods or agreements providing for an extension of time for the filing of any Tax return or the payment of any Tax or for the issue of an assessment or reassessment against the Company. All deficiencies proposed as a result of such assessments of the Tax returns have been paid and settled.

          (d) The Company has withheld from each payment made to any of its past and present shareholders, directors, officers, employees and agents the


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amount of all Taxes and other deductions required to be withheld and has paid or made adequate provision for the payment of such amounts to the proper receiving authorities.

          (e) The Company is not subject to and shall not be subject after the Closing Date to any assessments, levies, penalties or interest with respect to Taxes which shall result in any liability on its part in respect of any period ending on or prior to the Closing Date in excess of the amount provided for and reserved against in the Financial Statements.

            2.12 Compliance with Laws; Permits.

            (a) The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any Law applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

            (b) Schedule 2.12 sets forth a complete list of (i) all Permits and Licenses (collectively referred to as "Permits") that are material to the conduct of the Company's business.

            (c) The Company has, is in full compliance with, and is entitled to all the benefits under, all Permits that are material to the conduct of its business and the uses of its assets; such Permits have been validly issued and are in full force and effect and will continue in full force and effect upon consummation of the transactions contemplated hereunder; no violations are or have been recorded with any governmental or regulatory body in respect of any Permit; and no proceeding is pending or, to the best knowledge of the Stockholders threatened to revoke or limit any Permit.

            2.13 Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company or any of its securities, assets, or properties or any Stockholder or Employee of the Company. There are no actions, proceedings (or any basis therefor), suits or claims or legal, administrative or arbitral proceedings pending against or, to the best knowledge of the Company, threatened against or affecting (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) the Company or any of its securities, assets or properties, or any Stockholder or Employee of the Company, nor, to the best knowledge of the Company, is there any investigation pending or threatened against or affecting the Company or any Stockholder or Employee of the Company, that questions the validity of this Agreement, or any of the Related Agreements or any of the Schedules or Exhibits attached hereto or the right of the Company or any Stockholder or other party to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, assets, intellectual property rights, liabilities, financial condition, operations, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. To the best knowledge of the Company, there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding that individually or in the aggregate could have a material adverse effect on the transactions contemplated hereby or on the assets, properties, business, operations, prospects or condition (financial or otherwise) of the Company.

            2.14 Contracts and Other Agreements.

            (a) Schedule 2.14 sets forth a list of all of the following contracts and other agreements (oral or written) to which the Company is a party or by or to which it or its assets or properties are bound or subject (collectively, the "Material Contracts"): (i) contracts and other agreements with any current or former officer,


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director, shareholder, employee, consultant, agent or other representative of the Company and contracts and other agreements for the payment of fees or other consideration to any entity in which any officer or director of the Company has an interest; (ii) contracts and other agreements with any labor union or association representing any employee of the Company or otherwise providing for any form of collective bargaining; (iii) contracts and other agreements for the purchase or sale of materials, supplies, equipment, merchandise, products or services providing in each instance for a purchase or sale price exceeding $10,000; (iv) contracts and other agreements for the sale of any of the assets or properties of the Company other than in the ordinary course of business or for the grant to any person of any options, rights of first refusal, or referential or similar rights to purchase any of such assets or properties; (v) partnership or joint venture agreements; (vi) contracts or other agreements under which the Company agrees to indemnify any party or to share the tax liability of any party; (vii) contracts, options and other agreements for the purchase of any asset, tangible or intangible, calling for an aggregate purchase price or payments in any one year of more than $25,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements; (viii) contracts and other agreements that cannot by their terms be canceled by the Company and any successor or assignee of the Company without liability, premium or penalty on no less than thirty (30) days' notice and which provide for payments in any one year in excess of $5,000 and $10,000 in the aggregate; (ix) contracts and other agreements with customers or suppliers for the sharing of fees, the rebating of charges or other similar arrangements; (x) contracts and other agreements containing obligations or liabilities of any kind to holders of the securities of the Company as such (including, without limitation, an obligation to register any of such securities under any federal or state securities laws); (xi) contracts and other agreements containing covenants of the Company not to compete in any line of business or with any person or covenants of any other person not to compete with the Company in any line of business; (xii) contracts and other agreements relating to the acquisition by the Company of any operating business or the capital stock of any other person; (xiii) contracts and other agreements requiring the payment to any person of a commission or fee, including contracts or other agreements with consultants which provide for aggregate payments in excess of $10,000; (xiv) contracts, indentures, mortgages, promissory notes, loan agreements, guaranties, security agreements, pledge agreements, and other agreements relating to the borrowing of money or securing any such liability; (xv) distributorship or licensing agreements; (xvi) contracts under which the Company will acquire or has acquired ownership of, or license to, intangible property, including software (other than software licensed by the Company as an end user for less than $10,000 and not distributed by it); (xvii) leases, subleases or other agreements under which the Company is lessor or lessee of any real property or personal property and which provide for payments in any one year in excess of $5,000 and $10,000 in the aggregate; or (xviii) any other material contracts or other agreements whether or not made in the ordinary course of business that are in each instance material to the Company or the terms of which in each instance would have a material adverse effect on the Company's business or prospects, condition, financial or otherwise, or any of its assets or properties of the Company.

            (b) There have been delivered or made available to Buyer true and complete copies of all such Material Contracts (and all amendments, waivers or other modifications thereto) and, with respect to any oral Material Contracts, complete and accurate summaries thereof. Except as set forth on Schedule 2.14, making specific reference to the Material Contract as to which exception is taken and explaining the exception, all of such Material Contracts are valid, subsisting, in full force and effect, binding upon the Company, and to the best knowledge of the Company, binding upon the other parties thereto in accordance with their terms. The Company, and to the best knowledge of each employee of the Company each other party thereto has in all material respects performed all the obligations required to be performed by them to date, has received no notice of default and is not in default under any such Material Contracts. The Company has no present expectation or intention of not fully performing all its obligations under each Material Contract, and no employee of the Company has any knowledge of any breach or anticipated breach by the Company or any other party to any such Material Contract.


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            (c) Except for this Agreement and the Related Agreements none of the officers, directors or employees of the Company, nor any person directly or indirectly controlled by, or any relative of, one or more of such officers, directors or employees (each, an "Insider" and collectively, the "Insiders"), is presently a party to any transaction or agreement with the Company (other than agreements and transactions in the ordinary course of business disclosed hereunder for services as officers, directors and employees) in connection with the business of the Company, including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director, any such employee, any relative of any officer, director or such employee or any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or of which he or she is an officer, director, trustee or partner.

            (d) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities or mortgaged or pledged, or otherwise placed or agreed to place a lien or security interest on any asset of the Company individually in excess of $10,000 or in excess of $20,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel or other expenses, or (iv) sold, exchanged, licensed, encumbered, mortgaged, pledged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

            2.15 Real Estate. The Company does not own any real property or any buildings or other structures and does not have any options or any contractual obligations to purchase or acquire any interest in real property. The leasehold interests of the Company set forth in Schedule 2.15 are subject to no Lien (other than Liens on the interests of the respective lessors that indirectly burden such leasehold interests). All such leases are in good standing and in full force and effect without amendment thereto, and the Company is entitled to all benefits under such leases.

            2.16 Personal Property. Schedule 2.16 attached hereto sets forth (i) a true, correct and complete list of all items of tangible personal property (A) owned by the Company as of the date hereof having either a net book value per unit or an estimated fair market value per unit in excess of $10,000 or (B) not owned by the Company but in the possession of or used or useful in the business of the Company and having rental payments therefor in excess of $250 per month or $3,000 per year (collectively, the "Personal Property") as well as other assets (i.e. cash, etc.); and (ii) a description of the owner of, and any agreement relating to the use of, each item of Personal Property not owned by the Company and the circumstances under which such Personal Property is used. Except as disclosed in Schedule 2.16:

            (a) no officer, director, stockholder or employee of the Company, nor any spouse, child or other relative or affiliate thereof, owns directly or indirectly, in whole or in part, any of the Personal Property;

            (b) each item of Personal Property not owned by the Company is in such condition that upon the return of such Personal Property to its owner in its present condition at the end of the relevant lease term or as otherwise contemplated by the applicable agreement between the Company and the owner or lessor thereof, the obligations of the Company to such owner or lessor will be discharged;

            (c) the Personal Property is in good operating condition and repair, normal wear and tear excepted, is currently used by the Company in the ordinary course of its business and normal maintenance has been consistently performed with respect to the Personal Property; and

            (d) the Company owns or otherwise has the right to use all of the


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Personal Property now used or useful in the operation of its business or the use of which is necessary for or useful in the performance of any material contract, letter of intent or proposal to which the Company is a party.

            2.17 Proprietary Rights.

            (a)(i) As used in this Agreement, the term "Proprietary Rights" means all:

            (A) trademarks, service marks, trade names, franchises and copyrights and all registrations and applications to register any of the foregoing with any agency or authority;

            (B) patents, patent applications, inventions and designs, and any registration thereof with any agency or authority;

            (C) trade secrets, including all processes, know-how, technical data, shop rights, and any media or other tangible embodiment thereof and all descriptions thereof; and

            (D) other technology and intangible property, including without limitation computer programs, databases, and documentation and flow charts.

            (ii) The Company does not have any Proprietary Rights.

            (b)(i) None of the present activities or, to the best knowledge of the Company, the proposed activities, of the Company or its products or assets infringe on any Proprietary Rights of others, (ii) the Company has not received any claim or notice of any claim to that effect, and (iii) to the best knowledge of the Company, there is no existing or threatened infringement or violation by others of the Proprietary Rights of the Company.

          (c) To the best knowledge of the Company, there is no existing or threatened violation of the confidentiality of the Company's confidential information or trade secrets. The Company is not making unauthorized use of any confidential information or trade secrets of any Person, including without limitation any former employer of any past or present employees or consultants of the Company.

          (d) To the best knowledge of the Company, none of the activities of the employees or consultants of the Company on behalf of the Company violates or has violated any agreements or arrangements that any such employees or consultants have or have had with former employers. Each of the employees and consultants who contributed to the discovery or development of any of the Proprietary Rights (other than Proprietary Rights licensed to the Company by any party other than a consultant to the Company) did so in each case within the scope of his or her employment or contractual relationship with the Company.

            2.18 Title to Assets; Liens. Except as set forth on Schedule 2.18, the Company owns outright and has good, valid and marketable title to all of its assets and properties of every nature whatsoever, including Proprietary Rights and Personal Property, used in the business, including, without limitation, all of the assets and properties reflected in the Financial Statements, free and clear of any Lien, except for (i) assets and properties disposed of, or subject to purchase or sales orders, in the ordinary course of business consistent with past practice since the Current Balance Sheet Date or (ii) liens or other encumbrances securing the claims of materialmen, carriers, landlords and like persons, all of which are not yet due and payable. There are no developments affecting any of such properties or assets pending or, to the best knowledge of the Company, threatened, that might materially detract from the value of such property or assets, materially interfere with any present or intended use of any such property or assets or materially and adversely affect the marketability of such properties or assets.

            2.19 Customers and Distributors. Schedule 2.19 sets forth all representatives and distributors of the Company's products (whether pursuant to commission, royalty or other arrangement) and the four (4) customers who account for the largest sales of the Company (collectively, the "Customers and Distributors"). To the best knowledge of the Company, the relationships of the Company with its Customers and Distributors and its suppliers are generally good commercial working relationships. No Stockholder knows of any plan or intention of any such Customer, Distributor, or supplier, and the Company has not received any written or oral threat from any Customer, Distributor or supplier, to terminate, cancel or otherwise adversely modify its relationship with the Company or to decrease materially or limit its services, supplies or materials to the Company or its usage, purchase or distribution of the services or products of the Company.

            2.20 Employee Benefit Plans. The Company does not maintain, and has not maintained, any pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive, bonus, sales commission, vacation, severance, disability, life insurance, group insurance, multi-employer or other employee benefit plans, programs or other contractual arrangements, in respect of, or that otherwise cover, any of the current or former officers or employees of the Company, or their heirs or beneficiaries (collectively, the "Plans").

            2.21 Employees and Consultants. Set forth on Schedule 2.21 is a complete list of the Company's (i) employees, (ii) consultants and (iii) independent contractors who spend at least fifty percent (50%) of their professional time working for the Company, with names, current salaries and, with respect to employees, current positions with the Company. The Company generally enjoys a good employer-employee relationship with its employees. The Company is not delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees.

            2.22 Labor Relations; Compliance. The Company is not, and has never been, a party to any collective bargaining or other labor agreement.

            2.23 Certain Transactions. The Company is not indebted to any Insiders, in any amount whatsoever, other than for payment of salary for services rendered and reasonable expenses; none of said Insiders are indebted to the Company or, to the best knowledge of the Company, after due inquiry, have any direct or indirect ownership interest in, or any contractual relationship with, any firm, corporation, or other Person with which the Company is or was affiliated or with which the Company has a business relationship, or any firm, corporation, or other Person which, directly or indirectly, competes with the Company; and no Insider is, directly or indirectly, a party to or otherwise an interested party with respect to any contract with the Company.

            2.24 Insurance. Schedule 2.24 sets forth a list of all policies or binders of fire, liability, product liability, workmen's compensation, vehicular, directors and officers and other insurance held by or on behalf of the Company. Such policies and binders are in full force and effect, are reasonably believed to be adequate for the businesses engaged in by the Company and are in conformity with the requirements of all leases to which the Company is a party and, to the best knowledge of the Company, are valid and enforceable in accordance with their terms. The Company is not in default with respect to any provision contained in any such policy or binder, nor has the Company failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims in excess of $10,000 in the aggregate under all such policies and binders. The Company has not received notice of cancellation or non-renewal of any such policy or binder. The Company does not have notice, and does not have any reason to believe that it will receive notice, of cancellation or non-renewal of its policy number SG10032625896E held by Solid General Insurance Brokers Limited.

            2.25 Banks, Brokers and Proxies. Schedule 2.25 sets forth (i) the name of each bank, trust company, securities or other broker or other financial institution with which the Company has an account, credit line, or safe deposit box or vault or otherwise maintains relations; (ii) the name of each person authorized by the Company to draw on any such account or credit line, to transfer securities, or to have access to any safe deposit box or vault; (iii) the purpose of each such account, safe deposit box or vault; and (iv) the names of all persons authorized by proxies, powers of attorney or other like instruments to act on behalf of the Company in matters concerning its business or affairs. All such accounts, credit lines, safe deposit boxes and vaults are maintained by the Company for normal business purposes, and no such proxies, powers of attorney or other like instruments are irrevocable.

            2.26 Brokerage. No broker, finder, agent or similar intermediary has acted on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable by the Company, Buyer or any subsidiary that acquires the Shares in connection therewith based on any agreement, arrangement or understanding with the Company or any Stockholder or any action taken by it or any of them.

           2.27 FCPA. The Stockholders represent and warrant to Buyer that they are familiar with the U.S. Foreign Corrupt Practices Act, as amended, and the regulations adopted thereunder (the "Act"), and that the Company has conducted all of its activities in full compliance with such Act and regulations. The Company, nor anyone acting on its behalf, has made or offered any payment or given anything of value directly or indirectly to any government official or to any official of a political party or candidate for public office in violation of the Act.

            2.28 Full Disclosure. The Schedules hereto and all documents and other papers listed therein or required to be delivered pursuant to this Agreement and the Related Agreements are true, complete, correct and authentic. No representation or warranty of any Stockholder contained in this Agreement, and, to the best knowledge of the Company and each Stockholder or executive of the Company, no document or other paper furnished by or on behalf of the Company to Buyer (or any of its agents) pursuant to this Agreement or in connection with the transactions contemplated hereby, taken as a whole, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading. There is no fact known to any Stockholder or executive of the Company that has not been disclosed to Buyer in this Agreement and the Related Agreements or the Schedules hereto and thereto that has or will have a material adverse effect on the Company or its assets, properties, business, operations, prospects or condition (financial or otherwise), or is reasonably likely to have such an effect.

            2.29 Best Knowledge. As used herein, an individual will be deemed to have "best knowledge" of a particular fact or other matter if:

            (a) such individual is actually aware of such fact or other matter;

            (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter; or

            (c)   it relates to any matter of Law.

            A corporation or entity (other than an individual) will be deemed to have "best knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, employee, agent, partner, executor, or trustee of such corporation or entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter. Without limiting the generality of the foregoing, each individual listed on Schedule 1 hereto shall be deemed to have knowledge of any fact or matter of which the Company has knowledge as provided above.

                                    SECTION 3

              REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders, jointly and severally, represents and warrants to Buyer as of the date hereof and on and as of the Closing Date as follows:

            3.1  Title to Shares.

                        (a) Each Stockholder is and will be at the Closing the holder of record and the owner of the entire beneficial interest in the Shares set forth opposite such Stockholder's name on Schedule 1 hereto, free and clear of any Lien whatsoever and without any exception whatsoever.

                        (b) Each Stockholder will transfer and deliver to Buyer or its designee at the Closing a good and valid title to all of the Shares set forth opposite his or her or its name on Schedule 1, free and clear of any Lien or claim of any kind, and the entire beneficial interest therein without any exception whatsoever.

            3.2 Authority to Execute and Perform Agreements. Each Stockholder has full legal right and power to enter into, execute and deliver this Agreement and to perform in full such Stockholder's obligations hereunder. The execution, delivery and performance of this Agreement or any Related Agreement (where applicable) by each Stockholder requires no consent, approval, waiver or other action by or in respect of, or filing with, any governmental body, agency, official or authority, the landlord or any other Person. This Agreement or any Related Agreement (where applicable) has been duly executed and delivered and is the valid and binding obligation of each Stockholder, enforceable against each Stockholder in accordance with its terms.

            3.3 No Breach. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with, contravene, or result in the breach of or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which each Stockholder is a party or to which each Stockholder or each Stockholder's Shares may be bound or subject; or violate, conflict with or contravene any order, judgment, injunction, award or decree or other requirement of any court, arbitrator or governmental or regulatory body against, or binding upon, each Stockholder or each Stockholder's Shares; or violate, contravene or conflict with any statute, law, ordinance or regulation of any jurisdiction binding upon or applicable to each Stockholder or each Stockholder's Shares.

            3.4 Actions and Proceedings. There are no actions, investigations, proceedings (or any basis therefor), suits or claims or legal, administrative or arbitral proceedings pending against or, to the best knowledge of each Stockholder, threatened against or affecting each Stockholder or each Stockholder's Shares that have or may have (a) the effect of restraining, modifying or preventing the consummation of the transactions contemplated hereby or (b) a materially adverse effect on the assets, properties, business, operations, prospects, or condition (financial or otherwise) of the Company or Buyer.

            3.5 Brokerage. There are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with such Stockholder or any action taken by such Stockholder, the liability for which is or will be on the Company or Buyer.

                                   SECTION 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to the Stockholders as follows:

            4.1 Organization. Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted.

            4.2 Authority to Execute and Perform Agreements. Buyer has the full legal right and power and all authority required to enter into, execute and deliver this Agreement and to perform fully its respective obligations hereunder, and this Agreement has been duly executed and delivered and is the valid and binding obligation of Buyer enforceable in accordance with its terms except, (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

            4.3 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate any provision of the respective charter or By-laws of Buyer; (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Buyer or upon the securities, properties, assets or business of Buyer; (iii) violate any Law which relates to Buyer or to the securities, properties, assets or business of Buyer; (iv) violate any Permit of the Buyer; or (v) except as set forth on
Schedule 4.3, require any filing with, notice to, or permit, approval or consent of any foreign, federal, state, local or other governmental or regulatory body or of any other person.


                                   SECTION 5

                            COVENANTS AND AGREEMENTS

            The parties covenant and agree as follows:

            5.1 Consummation of Agreement. Each of Buyer and the Stockholders shall use their best efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement and the Stockholders shall use their best efforts further to ensure that to the extent within the Stockholders' control, no breach of any of the Stockholder's representations, warranties, and agreements hereunder or contemplated hereby occurs or exists on or before the Closing Date to the end that the transactions contemplated by this Agreement shall be fully carried out.

            5.2 Further Assurances. Each of the parties shall execute such documents, further instruments and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

            5.3 Survival. Each of the parties agrees that following or at Closing, the following action shall be taken:

                        (i) The Company will be renamed Fusion Jamaica Limited and the Company and its shareholders shall take such action as to cause the name change to be filed with the applicable government authorities.

                        (ii) Satellite Dish. (i) The Company, via a loan from Buyer, will purchase a satellite dish ("Dish"). Dallas shall pay Buyer the full amount of the purchase and installation price of the Dish either from, in whole or in part and in the Company's discretion, (i) insurance proceeds which are received from the Company's claim with Solid Life & General Insurance Brokers Ltd., claim number SG2004-2625-423E, in cash, or through dividends that would otherwise be made to him by the due date set forth in the promissory note ("Secured Dish Note") which is attached to and incorporated herein as Exhibit A. The Secured Dish Note shall be secured by all equipment, accounts and other assets of the Company. In the event the Company receives insurance proceeds as set forth above, Dallas shall accept the proceeds in trust on behalf of the Buyer and immediately forward the proceeds to Buyer. The Company will cause Buyer to be named a loss payee on the insurance policy. (ii) In the event the

Company determines after Closing that a Dish is not needed for industry standard connectivity to conduct business, Dallas shall accept the insurance proceeds in trust on behalf of the Buyer and immediately forward the proceeds to Buyer.

                        (iii) Equipment Purchase. Buyer will loan the Company such amount as reasonably necessary, as the Buyer shall determine following Closing, to purchase the equipment required for deployment of services in Jamaica ("Secured Equipment Note"). A copy of a form of the Equipment Note is attached as Exhibit "B". The Secured Equipment Note shall be secured by all equipment, accounts and other assets of the Company.

                        (iv) Working Capital. Buyer will loan the Company an amount to be mutually agreed, for working capital purposes (the "Secured Working Capital Note"). The loan will bear interest at the lowest amount required by law (the imputed interest rate). A copy of a form of Secured Working Capital Note is attached as Exhibit "C". The Secured Working Capital Note shall be secured by all equipment, accounts and other assets of the Company.

                        (v) Repayment of the Secured Equipment Note and Secured Working Capital Note. 80% of the Company's net profits each month will be used to repay the Buyer and applied to the Secured Equipment Note and Secured Working Capital Note. 20% of the Company's net profits each month will be distributed to the shareholders, on a pro-rata basis, unless the Company determines otherwise. A copy of a Form of Security Agreement is attached as Exhibit "G".

                        (vi) Financials. The Company shall provide, notwithstanding whether prior to or post Closing, (i) unaudited financial statements within 5 days after the end of each month; (ii) audited financial statements within 15 days after the end of each quarter and (iii) audited financial statements within 15 days after the end of each fiscal year in accordance with U.S. GAAP in U.S. dollars. The Company's accountant, shall be accountable to the accounting department of the Buyer, and will follow all of the Buyers corporate processes, procedures and compliance regulations. The Stockholders shall take such action as necessary to provide information regarding the Company prior to the date of this Agreement as necessary for the accountants to prepare the financial statements identified herein. The Company will use auditors appointed by Buyer. All costs and fees associated with an audit(s) shall be the Company's obligation.

                        (vii) The Company shall reimburse Buyer, in an amount to be determined between the parties, for its costs and expenses associated with the provision of legal, financial, operations, engineering and other services to the Company.

                        (viii) Dallas Employment. Dallas's employment shall be "at-will" and follow the terms as set forth on Exhibit "D".

                        (ix) Right of First Refusal. The parties shall enter into a Right of First Refusal Agreement. A copy of a form of Right of First Refusal is attached as Exhibit "E".

                        (x) Share Restriction. The Shares owned by Shareholders post Closing shall be restricted from trade for a period of two (2) years following Closing, or as the Company shall otherwise require.

                        (xi) Drag Along

            If the Majority Shareholders propose to enter into a Drag-Along Sale (as defined below), upon delivery by such Majority Shareholders of a written notice to the Minority Shareholders containing the terms of the Drag-Along Sale (the "Drag-Along Notice") each Minority Shareholder shall be deemed to have consented to and waived any objection to, and shall sell all of such Minority Shareholder's Shares in the Drag-Along Sale on the same terms and for the same price per Share as the Majority Shareholder's Shares as set forth in the Drag-Along Notice. Each Minority Shareholder shall bear a proportionate share of any expenses attributable to the sale of the Shares in connection with the Drag-Along Sale and shall take all necessary or desirable actions, as requested by the Majority Shareholders in connection with the sale of his or their Shares. A "Drag-Along Sale" shall mean a bona fide offer from an Offeror unrelated to the Majority Shareholders to purchase or otherwise acquire for value one hundred percent (100%) of the Shares at a price per Share equal to or greater than $5.00 (so long as the current capital structure is not changed).

                        (xii) Non-compete. The Shareholders agree not to compete with the Company in Jamaica, West Indies, for a period of not less than two (2) years from the date they leave employment with the Company or have sold all of their shares (which ever is later). A copy of a form of non-compete is attached as Exhibit "F".

                        (xiii) Nothing herein shall be deemed to restrict Turner from selling a portion of her Shares to Dallas post Closing under terms and conditions as they shall agree upon.

                        (xiv) Board of Directors. Until the next annual meeting of the Company's Shareholders, the following directors shall serve on the board of directors: Patrick S. Dallas, Vonciel Turner, and Matthew D. Rosen and two additional persons to be designated by Buyer.

                        (xv) Transfer of Shares. Dallas and Buyer shall split 50%/50% of the stamp duty and transfer tax and any other taxes or fees associated with the sale and transfer of the Shares. This tax is estimated to be $4,000.00.

                        (xvi) Service Agreements. At Closing the parties agree to execute (i) a standard buy/sell carrier agreement which will contain standard industry terms and allow for Buyer to terminate traffic in Jamaica at a price no less than its first route in its LCR; and (ii) a service agreement for other products and services which will include an administrative cost to be paid to Buyer in an amount to be determined.


                                    SECTION 6

            CONDITIONS PRECEDENT TO THE OBLIGATION OF BUYER TO CLOSE

            The obligations of Buyer to enter into and complete the Closing is subject, at the option of Buyer acting in accordance with the provisions of this Agreement with respect to termination hereof, to the fulfillment of the following conditions, each of which is for the exclusive benefit of Buyer and not of any of the Stockholders and any one or more of which may be waived by Buyer alone:

            6.1 Representations, Warranties and Covenants. The representations and warranties of the Company and each Stockholder contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company and each Stockholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or before the Closing Date. The Company and each Stockholder shall have delivered to Buyer a certificate, dated the Closing Date, to the foregoing effect and stating that all conditions to Buyer's obligations hereunder have been satisfied.

            6.2 Consents and Approvals. All consents, Permits and approvals from all Persons, including without limitation all governmental authorities and all parties to contracts or other agreements with any Stockholder or the Company, that may be required in connection with the performance by each Stockholder of his or her obligations under this Agreement, the continuance (without modification, amendment, variation or renegotiation) after the Closing of such contracts or other agreements with the Company or Buyer or any subsidiary of Buyer that acquires the Shares, and/or the acquisition and ownership of the Shares by Buyer or its subsidiary shall have been obtained.

            6.3 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the consummation of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the reasonable opinion of the Buyer, (a) the effect of restraining, modifying or preventing the consummation of such transactions or (b) a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company or Buyer.

            6.4 Delivery of Share Certificates. The Stockholders shall have delivered or caused to be delivered to Buyer or its designee the certificates for all of the Shares, which shall be all of the issued and outstanding capital shares of the Company, duly endorsed for transfer to Buyer or its designee, free and clear of any Liens or beneficial interests of any party.

            6.5 Releases. Each Stockholder shall, in form satisfactory to Buyer's counsel, have released and discharged the Company from any and all claims, demands and liabilities whatsoever arising or accruing before the Closing under each and every agreement, arrangement, Law or other state of facts.

            6.6 Certificates as to Representations and Warranties. Each of the Stockholders shall have delivered to Buyer a certificate in form and substance reasonably satisfactory to Buyer certifying as to his or her knowledge of certain representations and warranties of the Company.

            6.7 Documents. The Stockholders shall have delivered or caused the Company to deliver such documents as are set forth in Section 5.

            6.8 Additional Action. The Stockholders shall have delivered or caused the Company to deliver such additional certificates, and shall have taken such additional actions, as Buyer shall reasonably require to evidence and confirm the authorization and approval of the sale of the Shares, their assignment and transfer to Buyer or its designee, and their registration in the name of the Buyer or its designee.

            6.9 Board Approval. This Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Buyer.

            6.10 Government Approval. The Registrar of Companies and Minister shall have provided Buyer counsel with approval of the transactions contemplated herein.

            6.11 Attorney Approval. The Buyer receives approval from its Jamaican counsel that this Agreement meets the requirements of the Registrar of Companies and contains the necessary terms and conditions of similar stock sales transactions within Jamaica.


                                   SECTION 7

      CONDITIONS PRECEDENT TO THE OBLIGATION OF THE STOCKHOLDERS TO CLOSE

            The obligation of the Stockholders to enter into and complete the Closing is subject to the fulfillment of the following conditions, each of which is for the exclusive benefit of the Stockholders and not of Buyer and any one or more of which may be waived by the Stockholders:

            7.1 Representations, Warranties and Covenants. The representations and warranties of Buyer contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or before the Closing Date. Buyer shall have delivered to the Stockholders a certificate, dated the Closing Date and signed by an officer of the Buyer, to the foregoing effect and stating that all conditions to the obligations of the Stockholders hereunder have been satisfied.

            7.2 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, which such action, suit or proceeding shall not have been stayed.

            7.3 Consents and Approvals. All consents, permits and approvals from parties to contracts or other agreements with Buyer that may be required in connection with the performance by Buyer of its obligations under this Agreement shall have been obtained.

            7.4 Board Approval. This Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of Convergent Technologies, Ltd.


                                    SECTION 8

                                 INDEMNIFICATION

            8.1 Survival. Notwithstanding any right of any party to investigate fully the affairs of the other party and notwithstanding any knowledge of facts determined or determinable by such party pursuant to such investigation or right of investigation, each party has the right to rely fully upon the representations, warranties, covenants and agreements of each other party in this Agreement or in any Schedule, certificate or financial statement delivered by any party pursuant hereto. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder and be indemnified in accordance with this Section 8, and, except as otherwise specifically provided in this Agreement, shall thereafter:

          (a) except as provided in clauses (b) and (c) hereof, terminate and expire at the end of the thirty-sixth (36th) full calendar month after the Closing Date with respect to any claim based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation or warranty of any of the Stockholders contained in Sections 2 or 3 hereof or of Buyer contained in Section 4 hereof, of which the party asserting such claim shall have given no notice on or before the end of such thirty-sixth (36th) month, except for any claim based upon fraud or wilful misconduct by any of the Stockholders or the Company, which shall survive until the end of the eighty-fourth (84th) full calendar month after the Closing Date;

          (b) survive forever, with respect to the representations and warranties of the Stockholders contained in Section 2.28 hereof and the representations and warranties of the Stockholders contained in Sections 3.1 through 3.4 hereof; and

          (c) terminate and expire, with respect to any Tax Claim (as hereinafter defined), on the later of (i) the date upon which the assessment of any taxes to which any such Tax Claim may relate is barred by all applicable statutes of limitations and (ii) the date upon which any claim for refund or credit related to such Tax Claim is barred by all applicable statutes of limitations. As used herein, "Tax Claim" means any claim based upon, arising out of or otherwise in respect of (A) issues raised on audit of the Company by taxing authorities with respect to any period ending on or before the Closing Date, (B) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of any of the Stockholders contained in this Agreement related to Taxes or (C) any other Tax liabilities of the Company other than Taxes of the Company that are properly allocable to periods of time beginning after the Closing Date; provided that "Tax Claim" shall exclude any such claim arising out of any Tax return filed by the Company after the Closing which claim
(x) is not based on incorrect or incomplete information compiled by the Company before the Closing and (y) does not result from any misconduct or bad faith of any of the Stockholders or of the Company prior to the Closing.

            8.2 Obligation of the Stockholders to Indemnify. Subject to the limitations set forth below and to the termination provisions set forth in
Section 8.1, each Stockholder agrees, jointly and severally, to indemnify, defend and hold harmless Buyer (and its subsidiaries, directors, officers, employees, affiliates and assigns) from and against all losses, liabilities, damages, costs or expenses (including interest and penalties imposed or assessed by any judicial or administrative body and reasonable attorneys fees ("Losses") based upon, arising out of or otherwise in respect of:

                        (i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of any Stockholder contained in this Agreement or in any Schedule delivered pursuant hereto;

                        (ii) any Tax Claim, whether or not included in clause
(i); compensation by any broker, finder, agent or similar intermediary claiming to have been employed or retained by or on behalf of the Company or any of the Stockholders; or any claim based upon any fraud or wilful misconduct by any of the Stockholders or the Company, and

                        (iii) any claim relating to the terms and conditions of employment of any of the Company's employees before the Closing, whether first asserted before or after the Closing. While claims based on the fact or manner of termination of any employee terminated after the Closing shall not be indemnifiable under this clause (iii), any claim made by any such employee that otherwise falls within this clause (iii) shall be subject to this Section 8.

     The liability of the Stockholders with respect to indemnification hereunder shall be joint and several.

            8.3 Obligation of Buyer to Indemnify. Subject to the limitations set forth below and in Section 8.5 hereof and to the termination provisions set forth in Section 8.1, Buyer agrees to indemnify, defend and hold harmless each Stockholder from and against any Losses based upon, arising out of or otherwise in respect of (i) any material inaccuracy in or breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement or in any Schedule, certificate, document or other papers delivered pursuant hereto, or
(ii) any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of Buyer.

            8.4 Notice and Opportunity to Defend.

            (a) Notice of Asserted Liability. Promptly after receipt by any party entitled to indemnification (the "Indemnitee") of notice of any demand, claim or circumstances that, with or without the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to any other party or parties obligated to provide indemnification pursuant to Sections 8.2 or 8.3 hereof (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee. If the Indemnitee fails to give the Indemnifying Party timely and reasonable notice of an Asserted Liability that might result in a Loss, such failure to so notify Indemnitee shall relieve the Indemnifying Party from liability hereunder with respect to such claim if such failure to so notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of any material rights and defenses otherwise available to the Indemnifying Party with respect to such Asserted Liability.

          (b) Opportunity to Defend. The Indemnifying Party may elect to compromise or defend, and control the defense of, at its own expense and by counsel reasonably satisfactory to the Indemnitee, any Asserted Liability,provided that the Indemnitee shall have no liability or obligation, and shall be subject to no restriction, under any compromise or settlement agreed to by the Indemnifying Party that it has not approved in writing.

                                  SECTION 9

                                 MISCELLANEOUS

            9.1 Publicity. Neither the Company nor the Stockholders shall make any public release or announcement concerning this Agreement or the transactions contemplated hereby without advance approval thereof by the Buyer.

            9.2 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

            9.3 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, two days after the date of deposit in the mails, as follows:

          (a) if to Buyer:

                       Fusion Telecommunications International, Inc. c/o Matthew D. Rosen
                       420 Lexington Avenue

                       Suite 520
                       New York, New York 10170
                       Telephone: 212-972-2000
                       Facsimile: 212-972-7884

               with a copy to:

                       Heitz & Associates, P.C.
                       345 Woodcliff Drive
                       Fairport, New York 14450
                       Telephone: 585-387-0000
                       Facsimile: 585-387-0130

          (b) if to any Stockholder before the Closing:

                       Convergent Technologies, Ltd.
                       c/o Vonciel Turner
                       10 Timber Green Court
                       Medford, New Jersey 08055
                       Telephone: 609-654-5961
                       Facsimile: 609-654-0657


               with a copy to:

                       Dickson, Ashenfelter, Slous, Tanner & Trevenen LLP 250 Bellevue Avenue
                       Upper Montclair, New Jersey 07043-1394
                       Telephone: 973-744-2100
                       Facsimile: 973-509-9521

          (c) if to any Stockholder after the Closing, to such Stockholder's address as set forth on the signature page hereof.

Any party may by notice given in accordance with this Section 9.3 to the other parties designate another address or person for receipt of notices hereunder.

            9.4 Entire Agreement. This Agreement (including the Related Agreements, Exhibits and Schedules) contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect thereto.

            9.5 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and any term hereof may be waived, only by a written instrument signed by Buyer and the Stockholders or, in the case of a waiver, by Buyer or the Stockholder, as the case may be, waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

            9.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions. The parties hereto specifically attorn to the exclusive jurisdiction of the courts of the State of New York in respect of any litigation arising out of this Agreement or the nonperformance hereof. The prevailing party of any litigation shall be entitled to receive from the losing party reasonable attorneys' fees and costs.

            9.7 Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law or by Buyer to any of its affiliates.

            9.8 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            9.9 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

            9.10 Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

            9.11 Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

            9.12 Severability. Any Section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall (a) be severed from any illegal, invalid or unenforceable Section or other subdivision of this Agreement, and (b) otherwise remain in full force and effect.

[signature page follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

                                  By:

                                  ---------------------------------------
                                  Name: Matthew D. Rosen
                                  Title: President

                                  STOCKHOLDERS:

                                  VONCIEL TURNER

                                  By:

                                  ---------------------------------------
                                  Name: Vonciel Turner

                                  PATRICK DALLAS

                                  By:

                                  ---------------------------------------
                                  Name:  Patrick Dallas

                                  CONVERGENT TECHNOLOGIES, LTD.



                                  By:

                                  ---------------------------------------
                                  Name:  Patrick Dallas

                                   SCHEDULE 1

PRE-CLOSING

SHAREHOLDER                                                 NUMBER OF SHARES
----------------------------------------------------------------------------
Vonciel Turner                                              245,000

Patrick Dallas                                              255,000
----------------------------------------------------------------------------
Total                                                       500,000


POST CLOSING

SHAREHOLDER                                                 NUMBER OF SHARES
----------------------------------------------------------------------------
Vonciel Turner                                              245,000

Fusion Telecommunications International, Inc.               255,000
----------------------------------------------------------------------------
Total                                                       500,000

                               SCHEDULE 2.14(iii)

                            Interconnection Agreement
                      between Cable & Wireless Jamaica and
              Convergent Technologies, Ltd dated October 10, 2003.

We, the officers of Convergent Technologies, Limited represent and warrant that the attached Interconnection Agreement between Cable and Wireless Jamaica, and Convergent Technologies Limited represents a valid and binding, operable agreement between the parties.

                                  SCHEDULE 2.16

                        Convergent Technologies, Limited
                                    Licenses

CONVERGENT LICENSES       EFFECTIVE     EXPIRES   SUMMARY OF
-------------------       ---------     -------   AUTHORITY
                                                   GRANTED
                                                  ----------
                                                  Own and operate the following facilities: Cable Landing Stations,
                                                  Satellite Earth Station including VSATS, International Gateway Switches,
                                                  Transmission Towers, etc. such facilities comprising of a public network for the
INTERNATIONAL                                     provision of specified services to the public to and from (a) anywhere in
VOICE/DATA/TRANSIT                                Jamaica and/or anywhere outside Jamaica, provide that such foreign
CARRIER LICENSE           4/7/2003      4/6/2018  locations have not been proscribed by the government
----------------------- ----------- ------------- --------------------------------------------------------------------------------
                          4/7/2003      4/6/2013  Own and operate the following licensed facilities:
DOMESTIC CARRIER                                  "Telecommunications transmission, switching and subscriber
LICENSE                                           access network"
----------------------- ----------- ------------- --------------------------------------------------------------------------------
DOMESTIC VOICE            4/7/2003      4/6/2013  Sell to the public
SERVICE PROVIDER                                  domestic switched
LICENSE                                           minutes
----------------------- ----------- ------------- --------------------------------------------------------------------------------
                          1/1/2001    12/31/2003  Provide telecommunications
                                                  services (excluding voice
INTERNET SERVICE                                  service) only in relation to
PROVIDER LICENSE                                  internet access
----------------------- ----------- ------------- --------------------------------------------------------------------------------
DATA SERVICE PROVIDER     1/1/2001    12/31/2003  Provide only
LICENSE                                           data services
----------------------- ----------- ------------- --------------------------------------------------------------------------------
INTERNATIONAL VOICE       3/1/2001    12/31/2003  Resell to the public, international switched minutes obtained
SERVICE PROVIDER*                                 from the existing telecommunications carrier (C&W)
----------------------- ----------- ------------- --------------------------------------------------------------------------------


Convergent Technologies, Limited also represent and warrant that the Company holds all rights to the above listed licenses, and that although some are presently expired, each license is duly recognized and honored by the government of Jamaica and all service providers within Jamaica, West Indies until such time that the government of Jamaica reissues each license.

                                  SCHEDULE 2.16

                        Convergent Technologies, Limited
                         Equipment List and Other Assets

We, the officers of Convergent Technologies, Limited represent and warrant that the following list accurately describes the company's existing equipment.

1 - Nuera ORCA GX-8 (Switch)]

1 - Cisco 3640 Router

1 - APC Smart-UPS 3000

1 - Coleman Vantage 3500 Generator

We, the officers of Convergent Technologies, Limited represent and warrant that as of December 15, 2004, the Company's total assets include:

     o        the equipment listed above

     o        the licenses mentioned on Schedule 2.06

     o a letter of credit for interconnection services held by Cable & Wireless Jamaica in the amount of US$85,000

     o        US$121,163.46 cash

                                  SCHEDULE 2.21

                        Convergent Technologies, Limited

                                  Employee List

We, the officers of Convergent Technologies, Limited represent and warrant that the following list accurately depicts the Company's current employees, and associated salaries.

1.     Earl Anderson, Network Engineer - Salary US$4000 per month

2. Gopala Rao Gottumukkala, Billing Administrator/Systems Programmer - Salary US$3000 per month

*See Attached Resumes

                                  Schedule 2.24

We, the officers of Convergent Technologies, Limited represent and warrant that to the best of our knowledge the insurance claim for the satellite dish referenced in Section 5.3 (iii) of the agreement is as presented below.

Name of Insurance Company:          Solid Life & General Insurance Brokers Ltd.
                                    61 Half Way Tree Road, Kingston 10
                                    Jamaica, West Indies

Insurance Policy Number:            SG10032625896E

Insurance Policy Premium:           J$945,900 (US$15,765) per annum

Insurance Claim Number:             SG2004/2625/423E

Satellite Antenna Replacement
Value:                              J$359,100 (US$5,985)
Electronics Replacement Value:      J$684,000 (US$11,400)
Equipment description attached

Date claim was filed:               September 30, 2004

Status of claim:                    Under review

                                  EXHIBIT LIST

Exhibit A  Dish Note
Exhibit B  Equipment Note
Exhibit C  Working Capital Note
Exhibit D  Dallas Employment
Exhibit E  Right of First Refusal
Exhibit F  Form of Non-compete
Exhibit G  Form of Security Agreement

                                    EXHIBIT A

                            FORM OF SECURED DISH NOTE

New York, New York
[__, 2004]

                                                                             $[]


            ON DEMAND, for value received, PATRICK DALLAS, an individual, ("Dallas"), whose principal place of business is A201 Dunrobin Acres, Kingston 10, Kingston, Jamaica, promises to pay Fusion Telecommunications International, Inc., ("Lender"), the sum of DOLLARS ($) in lawful money of the United States of America or such lesser sum as may be demanded hereunder.

            Dallas shall pay interest on the amount due under this Demand Note and on overdue interest payments hereunder at a rate equal to the lesser of (a) 6.25% per annum and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, said interest to be payable quarterly, beginning [ ]. This payment rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

            If the indebtedness represented by this Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Demand Note is placed in the hands of attorneys for collection, Dallas agrees to pay, in addition to the principal and interest (if any) due under this Demand Note, reasonable attorneys' and collection fees.

            The undersigned waives demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration, and all other notices, filing of suit and diligence in collecting this Demand Note and agrees to any substitution, exchange or release of any such security or the release of any party liable hereon and further agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Demand Note by it, to first institute suit or exhaust its remedies against Dallas, and consents to any extension or postponement of time of payment of this Demand Note or any other indulgence with respect hereto, without notice thereof.

            The undersigned hereby irrevocably submits to the jurisdiction of any court in the State of New York located in the City of New York and the County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it in connection with this Demand Note or for the recognition or enforcement of any judgment. The undersigned hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

            To the extent permitted by applicable law, the undersigned agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

            The undersigned hereby irrevocably agrees that the summons and complaint or any other process in connection with this Demand Note may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

            The amounts hereunder shall not be subject in any way whatsoever to offset, setoff, counterclaim or other deduction of any kind whatsoever.

            THE UNDERSIGNED HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS DEMAND NOTE. THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LENDER THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS DEMAND NOTE BY, AMONG OTHER THINGS, THIS WAIVER.

            This Demand Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York (except for its conflict of laws rules).

                                     PATRICK DALLAS
                                     [ADDRESS]

                                     ---------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT B

                         FORM OF SECURED EQUIPMENT NOTE

New York, New York
[DATE]
                                                                       $[AMOUNT]

            ON DEMAND, for value received, CONVERGENT TECHNOLOGIES, LTD., a company organized under the laws of the country of Jamaica ("Convergent"), whose principal place of business is [ ], promises to pay Fusion Telecommunications International, Inc., ("Lender"), the sum of [ ] DOLLARS ($[ ]) in lawful money of the United States of America or such lesser sum as may be demanded hereunder.

            Convergent shall pay interest on the amount due under this Demand Note and on overdue interest payments hereunder at a rate equal to the lesser of
(a) 6.25% per annum and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, said interest to be payable quarterly, beginning [ ]. This payment rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

            If the indebtedness represented by this Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Demand Note is placed in the hands of attorneys for collection, Convergent agrees to pay, in addition to the principal and interest (if any) due under this Demand Note, reasonable attorneys' and collection fees.

            The undersigned waives demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration, and all other notices, filing of suit and diligence in collecting this Demand Note and agrees to any substitution, exchange or release of any such security or the release of any party liable hereon and further agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Demand Note by it, to first institute suit or exhaust its remedies against Convergent, and consents to any extension or postponement of time of payment of this Demand Note or any other indulgence with respect hereto, without notice thereof.

            The undersigned hereby irrevocably submits to the jurisdiction of any court in the State of New York located in the City of New York and the County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it in connection with this Demand Note or for the recognition or enforcement of any judgment. The undersigned hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

            To the extent permitted by applicable law, the undersigned agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

            The undersigned hereby irrevocably agrees that the summons and complaint or any other process in connection with this Demand Note may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

            The amounts hereunder shall not be subject in any way whatsoever to offset, setoff, counterclaim or other deduction of any kind whatsoever.

            THE UNDERSIGNED HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS DEMAND NOTE. THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LENDER THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS DEMAND NOTE BY, AMONG OTHER THINGS, THIS WAIVER.

            This Demand Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York (except for its conflict of laws rules).

                          CONVERGENT TECHNOLOGIES, LTD.

                          [ADDRESS]

                          -------------------------------------------
                          Name:
                          Title:

                                    EXHIBIT C

                      FORM OF SECURED WORKING CAPITAL NOTE

New York, New York
[DATE]
                                                                       $[AMOUNT]

            ON DEMAND, for value received, CONVERGENT TECHNOLOGIES, LTD., a company organized under the laws of the country of Jamaica ("Convergent"), whose principal place of business is [ ], promises to pay Fusion Telecommunications International, Inc., ("Lender"), the sum of [ ] DOLLARS ($[ ]) in lawful money of the United States of America or such lesser sum as may be demanded hereunder.

            Convergent shall pay interest on the amount due under this Demand Note and on overdue interest payments hereunder at a rate equal to the lesser of
(a) 6.25% per annum and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, said interest to be payable quarterly, beginning [ ]. This payment rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

            If the indebtedness represented by this Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Demand Note is placed in the hands of attorneys for collection, Convergent agrees to pay, in addition to the principal and interest (if any) due under this Demand Note, reasonable attorneys' and collection fees.

            The undersigned waives demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration, and all other notices, filing of suit and diligence in collecting this Demand Note and agrees to any substitution, exchange or release of any such security or the release of any party liable hereon and further agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Demand Note by it, to first institute suit or exhaust its remedies against Convergent, and consents to any extension or postponement of time of payment of this Demand Note or any other indulgence with respect hereto, without notice thereof.

            The undersigned hereby irrevocably submits to the jurisdiction of any court in the State of New York located in the City of New York and the County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it in connection with this Demand Note or for the recognition or enforcement of any judgment. The undersigned hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

            To the extent permitted by applicable law, the undersigned agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

            The undersigned hereby irrevocably agrees that the summons and complaint or any other process in connection with this Demand Note may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

            The amounts hereunder shall not be subject in any way whatsoever to offset, setoff, counterclaim or other deduction of any kind whatsoever.

            THE UNDERSIGNED HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS DEMAND NOTE. THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LENDER THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS DEMAND NOTE BY, AMONG OTHER THINGS, THIS WAIVER.

            This Demand Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York (except for its conflict of laws rules).

                          CONVERGENT TECHNOLOGIES, LTD.

                          [ADDRESS]

                          ------------------------------------------------
                          Name:
                          Title:

                                    EXHIBIT D

                 GENERAL TERMS OF EMPLOYMENT FOR PATRICK DALLAS

1.  JOB TITLE

     o Managing Director, reporting to Vonciel Turner, Vice President, Managing Director Caribbean Operations of Fusion Telecommunications International, Inc.

     o May be assigned other duties from time to time that are necessary to meet the needs of the Company's business and will be required to travel internationally.

2.  JOB FUNCTION

     o    Assure the profitability of Fusion Jamaica Limited

     o    Manage all revenue based, day-to-day operations

     o Assume responsibility for the hiring of staff and the assignment of responsibilities to all employees.

3.  REMUNERATION

     o Gross pay, not to exceed US$5000 per month for the first two (2) months of operations as an advance which will be repaid from the Company's dividend distribution over a period of six (6) months.

     o Thereafter remuneration will be derived from company dividends (pro-rata based upon Dallas' ownership) paid monthly in arrears.

4.  HOURS OF WORK

     o Hours of work whilst working in Jamaica are determined according to the local job requirements.

     o Required to adjust working hours accordingly without entitlement to additional remuneration.

5.  ANNUAL LEAVE

     o Entitled to 30 working days leave per annum. This is in addition to any normal public/national holidays in your host location.

     o Entitlement to leave will be pro-rated for any incomplete years of service.

     o On termination of employment, if annual leave entitlement was exceeded, the excess will be deducted from any payments due. If you have any unused leave then the Company may require you to take leave during the notice period.

                                    EXHIBIT E

             FORM OF NON-SOLICITATION AND NON-COMPETITION AGREEMENT

      This Non-Solicitation and Non-Competition Agreement ("Agreement") is made and entered into as of the ___ day of [ ], 2005 by and between Fusion Jamaica Limited, a company organized under the laws of the country of Jamaica (the "Company"), and [ ], an individual who currently resides at the address set forth below his signature at the end of this Agreement ("Employee").

                                   BACKGROUND

      A.    The Employee has been employed by Company for ____ years; and

      B.    On   or   about   January   3,   2004,   Fusion   Telecommunications
International, Inc. purchased a majority equity interest in the Company; and

      C. As a condition of Employee's continued employment with the Company Employee must enter into this Agreement to protect and secure the Company's goodwill including, without limitation, its relationships with manufacturers, customers, vendors, suppliers, employees, and others, as set forth herein.

                             STATEMENT OF AGREEMENT

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee, intending to be legally bound hereby, agree as follows:

1.    EMPLOYMENT.

      The Company hereby employs Employee, and Employee hereby agrees to be employed by the Company and to serve the Company, upon the terms and subject to the conditions set forth herein.

2.    TERMINATION OF EMPLOYMENT.

      2.1.  ACKNOWLEDGMENT OF EMPLOYMENT "AT-WILL".

      Notwithstanding any provision of this or any other Agreement, Employee's employment is "at-will" and, accordingly, either Employee or the Company may terminate at any time and for any reason Employee's employment with the Company. No provision of this Agreement shall entitle Employee to remain in the employment of the Company or affect the right of the Company or Employee to terminate the Employee's employment at any time or for any reason,

      2.2.  SURVIVAL OF EMPLOYEE'S OBLIGATIONS.

      Notwithstanding the termination of this Agreement by either party hereto for any reason, the obligations of Employee under Section 3 hereof and the other provisions thereof shall survive the termination or expiration of this Agreement and/or the duration of Employee's employment with the Company (the "EMPLOYMENT TERM") and shall remain in full force and effect for the period provided therein.

3.    COVENANTS.

      In consideration of the compensation to be paid to Employee by the Company, Employee hereby makes the following covenants to the Company:

      3.1.  COVENANT NOT TO COMPETE.

      During the Employment Term and for a period of two (2) years thereafter, or for so long as Employee owns stock in the Company, whichever is later, (the "Post-Employment Period"), Employee shall not, alone or together or in association with others, whether as owner, shareholder, employee, officer, director, partner, manager, member, lender, investor, consultant, principal, agent, independent contractor, co-venturer or in any other capacity, directly or indirectly, invest in, engage in, have a financial interest in or be in any way connected or affiliated with, or render advice or service to, any person, firm, enterprise or other business that is in competition with the Company.

(a) COMPETITION WITH THE COMPANY. For purposes of this Agreement, (i) the phrase "in competition with the Company" shall be deemed to include competition with the Company and its subsidiaries, or its respective successors or assigns, or the businesses of any of them, and (ii) a business shall be deemed to be in competition with the Company if it is engaged in any business activity or has products or services that are the same or similar to the business activities, products or services of the Company from time to time in any geographic area in which the Company is conducting or has conducted business at any time during the Employment Term in Jamaica, West Indies. Notwithstanding the foregoing, nothing herein contained shall prevent Employee from acquiring and holding for investment up to two percent (2%) of any class of securities of any corporation, if such securities are listed or traded either on a national securities exchange or the Nasdaq Stock Market or the over-the-counter market.

(b) INTERPRETATION OF COVENANT. The parties hereto acknowledge and agree that the duration and area for which the covenant not to compete set forth in this Section 3.1 is to be effective are fair and reasonable and are reasonably necessary for the protection of the Company and its business and good will, and Employee hereby waives any objections to or defenses in respect thereof. In the event that any court determines that any portion of the time period or the area, or both of them, are unreasonable, arbitrary or against public policy, and that such covenant is to such extent unenforceable, illegal or invalid, the parties hereto agree that this Section 3.1 shall be deemed amended to delete there from such provisions or portions adjudicated to be unenforceable, illegal or invalid so that the covenant shall remain in full force and effect for the greatest time period and in the greatest geographical area that would render it enforceable, legal and valid. The parties intend that the covenant set forth in this Section 3.1 shall be deemed to be a series of separate covenants; one for each and every county of each and every state of the United States of America and one for each and every political subdivision of each and every other country where the covenant is intended to be effective and is not proscribed by law.

      3.2.  COVENANT REGARDING DISCLOSURE OR USE OF CONFIDENTIAL INFORMATION.

      Employee acknowledges that during the Employment Term and as part of his employment, he has learned, he will learn and he will have access to confidential and proprietary information regarding the Company, its business and affairs. Employee hereby agrees that he shall at all times during and after the Employment Term keep confidential and hold in confidence all Confidential Information (as defined below), and Employee shall not, at any time, either during or after the Employment Term, either directly or indirectly, use any Confidential Information for Employee's own benefit or to the benefit of any other person or entity or divulge, disclose, communicate or otherwise reveal any Confidential Information to any person or entity in any manner whatsoever, other than in the performance of Employee's duties hereunder. As used herein,
"CONFIDENTIAL INFORMATION" shall mean any and all information, however documented, related to the business and affairs of the Company, including, but not limited to its assets, properties, operations, finances, practices, procedures, policies, methods, contracts, agreements and arrangements, lending policies, pricing policies, price lists, financial plans, business plans, financial information, financial projections, budgets, marketing strategies and techniques; the identity and location of all past, present and prospective manufacturers, customers, suppliers, vendors, affiliates, debtors, creditors, lenders, employees, consultants, advisors, agents, distributors, wholesalers, clients and others who have dealings with the Company; trade secrets, processes, photographs, graphics, product specifications, formulas, compositions, samples, inventions, ideas, research and development; patents and patent applications; copyrights and copyright applications (in any such case, whether registered or to be registered in the United States or any foreign country) applied for, issued to or owned by the Company; any and all processes, computer programs and software (including object code and source codes), database, technologies, engineering or technical data, drawings, sketches or designs, manufacturing or distribution methods or techniques; and any other information known to Employee to be confidential or proprietary information. Employee hereby acknowledges and agrees that,, as between the Company and Employee, all of the Confidential Information, however documented, whether or not developed, created or modified by Employee, is the exclusive property of the Company. Upon the termination or expiration of the Employment Term, Employee shall leave with or return to the Company, without making or retaining any copies or other records of, all Confidential Information including all copies, summaries, abstracts thereof and all memoranda, notes, records, reports, books, letters, customer lists, customer databases, manuals and other writings or documents whatsoever pertaining thereto.

      3.3.  COVENANTS REGARDING BUSINESS RELATIONSHIPS.

      Employee agrees that during and throughout the Employment Term and the Post-Employment Period, except when acting on behalf of the Company, he shall not, directly or indirectly, (1) employ, solicit, induce, engage, or be engaged by, or attempt to solicit, induce or engage any manufacturer, employee, independent contractor, consultant or salesman of the Company (whether now or hereafter engaged by the Company) to (A) terminate such employment or engagement, (B) accept employment or engagement or otherwise render services to any other person or business (wherever located, and regardless of type of business conducted), or (C) interfere with the business of the Company; (ii) solicit any manufacturers, clients or customers of the Company or interfere in any business relationship between the Company and any other person, firm or entity, including any person who was at any time an employee, consultant, contractor, advisor, supplier, lender, manufacturer or customer of the Company. Employee shall not, at any time during or after the Employment Term or the Post-Employment Period, disparage the Company or any of its shareholders, directors, officers, employees or agents.

      3.4.  INTELLECTUAL PROPERTY.

      During and throughout the Employment Term and Post-Employment Period, Employee agrees to disclose to the Company any and all ideas, improvements, techniques, modifications, processes, inventions, developments, discoveries, trade secrets, business plans, software, code or other algorithms and any work of authorship ("INTELLECTUAL PROPERTY") developed, conceived, created, made, devised, discovered, acquired or acquired knowledge of, by Employee, either by himself or in conjunction with any other person, which relates in any way, directly or indirectly, or maybe useful in any manner in the business of the Company, and any such item that is based upon or uses Confidential Information, whether or not patentable or copyrightable. Employee hereby agrees that the Intellectual Property shall become and remain the sole and exclusive property of the Company. Employee hereby acknowledges that all of Employee's writing, works of authorship and other Intellectual Property are works made for hire and the property of the Company, including patents, copyrights and other intellectual property rights pertaining thereto. Employee will, at the Company's request and cost, render assistance as the Company deems necessary or desirable to secure, prosecute and/or defend the rights thereto by patent, copyright to otherwise to the Company, including without limitation the assignment, transfer and conveyance to the Company of all of Employee's right, title and interest in and to the Intellectual Property.

      3.5.  EQUITABLE RELIEF.

      Employee hereby acknowledges and agrees that his services to be rendered to the Company hereunder and his obligations contained in this Section 3 are of special, unique and personal character which gives them a peculiar value to the Company, that the Company cannot be reasonably or adequately compensated in money damages in an action at law in the event Employee breaches any obligations under this Section 3, and that the provisions of this Section 3 are reasonable and necessary to protect the business of the Company. Employee therefore expressly agrees that, in addition to any other rights or remedies which the Company may have at law or in equity or by reason of any other agreement, the Company shall be entitled to injunctive and other equitable relief in the form of temporary, preliminary and permanent injunctions without posting bond or other security in the event of any actual or threatened breach of any such obligation by Employee and without the necessity of proving actual damages, and to discontinue any salary, bonus, benefits and/or insurance continuation provided hereunder. Nothing in this Agreement shall be construed to prohibit the Company from pursuing any other remedy, and the Employee agrees that all remedies of the Company are cumulative.

      3.6.  NATURE OF COVENANTS.

      Employee's covenants in Section 3 hereof are independent covenants, and the existence of any claim by Employee against the Company under this Agreement or otherwise will not excuse Employee's breach or waive Employee's obligation to perform, any covenant in Section 3 hereof. If Employee's employment with the Company terminates for any reason, the terms and conditions of this Agreement necessary or appropriate to enforce the covenants of Employee in Section 3, shall survive and remain in full force and effect.

4.    CONSOLIDATION, MERGER OR SALE OF ASSETS.

      Nothing in this Agreement shall preclude the Company from consolidating with, merging into, or transferring all or substantially all of its assets to another corporation or entity which assumes all of the Company's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "Company" as used herein shall mean such other corporation or entity, and this Agreement shall continue or full force and effect.

5.    BINDING AGREEMENT.

      This  Agreement  shall be  binding  upon,  and  inure to the  benefit  of,
Employee  and  the  Company  and  their  respective   permitted   heirs,   legal
representatives, successors and assigns.

6.    AMENDMENT OF AGREEMENT.

      Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by the parties hereto.

7.    WAIVER.

      No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any tern, obligation, right, covenant or other provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific teen waived and shall not constitute a waiver of such terns for the future or as to any act other than the act specifically waived.

8.    SEVERABILITY.

      The invalidity, illegally or unenforceability of any provision of this Agreement in any circumstance shall not affect the validity, legality or enforceability of such provision in any other circumstance or any other provision of this Agreement, and such provision in any other circumstance and each such other provision of this Agreement shall, to the full extent consistent with applicable law, continue in full force and effect.

9.    HEADINGS.

      The headings contained herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

10.   ENTIRE AGREEMENT.

      10.1. SUPERSEDES PRIOR AGREEMENTS.

      This Agreement contains the entire agreement and understanding between the parties hereto concerning the subject matter hereof and supersedes all prior agreements, arrangements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Company and Employee with respect thereto.

      10.2. SUPERSEDES HANDBOOKS ETC.

      Employee acknowledges that from time to time the Company may establish, maintain or distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company may make written or oral statements relating to personal policies and procedures. Such manuals, handbooks and statements are intended only for generally guidance. No policies, procedures or statements of any nature by or on behalf of the Company (whether written or oral, and whether or not continued in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

11.   GOVERNING LAW AND VENUE.

      This Agreement shall be governed by and construed and interpreted in accordance with the internal substantive laws of the State of New York, without giving effect to the principles of conflict of laws.

      Any litigation involving this Agreement shall be triable only in a court of competent jurisdiction located in state court located within the State of New York. The parties hereto irrevocably consent to the personal jurisdiction and venue of such court.

12.   NOTICES.

      Any notice given under this Agreement must be in writing and shall be deemed to have been duly given when delivered personally, when sent by facsimile (upon written confirmation of receipt), when received by the addressee if sent by a nationally-recognized overnight delivery service, or three (3) business days after being sent by certified or registered mail, postage prepaid, return receipt requested, in each case duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give notice:

            If to the Company, to its principal business office.

            If to Employee, to his address as set forth at the end of this Agreement.

13.   REMEDIES CUMULATIVE.

      No right or remedy conferred upon the Company or the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity.

14.   PRONOUNS.

      When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the contexts circumstances or antecedent may require.

15.   COUNTERPARTS.

      This Employment Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

16.   LEGAL FEES.

      In the event of litigation to enforce the terms and conditions of this Agreement, the losing party agrees to pay the substantially prevailing party's costs and expenses incurred including, without limitation, reasonable attorneys' fees.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by or on behalf of the parties hereto as of the date first above written.

                                    FUSION JAMAICA LIMITED

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    EMPLOYEE:

                                    --------------------------------------------
                                    ---------------
                                    ---------------

                                    EXHIBIT F

                         FORM OF RIGHT OF FIRST REFUSAL

                          AGREEMENT AMONG SHAREHOLDERS

                            OF FUSION JAMAICA LIMITED

      THIS AGREEMENT made and entered into as of the _____ day of ____________, 2005, between and among Patrick Dallas ("Dallas"), Vonciel Turner ("Turner") and Fusion Telecommunications International, Inc. ("Fusion") (each a "Shareholder" and collectively the "Shareholders"), all of whom own shares of stock of Fusion Jamaica Limited, a Jamaican corporation (the "Company").

                                   WITNESSETH:

      WHEREAS, the Company has authorized 500,000 shares of common capital stock with a par value of $5.00 per share(the "Common Stock"); and

      WHEREAS, the Shareholders have negotiated concerning the terms and conditions under which they hold their Common Stock and wish to reduce such negotiations to this writing;

      NOW, THEREFORE, the Shareholders intending to be legally bound hereby, it is agreed:

1.    Right Of First Refusal.

      a. Limitation On Transfer. Neither Shareholder shall transfer his, her or its shares of Common Stock to any person, firm, or corporation other than the Company or an Affiliate (as defined in paragraph 3 below), unless the Shareholder desiring to transfer shall first have made an offer to sell as described below and such offer shall not have been accepted. Provided however, nothing herein shall limit Fusion from entering into any merger, acquisition, asset sale, or the like with a third party.

      b. Offer To Sell. The offer to sell shall be given to the non-selling Shareholders and shall consist of a written offer to sell a designated number of the shares of Common Stock (the "Available Shares") owned by the Shareholder (the "Transferor") together with a statement of intention to transfer the Available Shares to a third party, the name and address of the prospective purchaser, and the terms and price of such intended transfer. The Transferor must have received from the third party a bona fide offer in writing to purchase all the Available Shares and must attach to the offer to sell a true copy of such offer.

      c. Acceptance Of Offer To Sell. Within 30 days after receipt of the offer to sell, the non-selling Shareholders may elect to purchase all, but not less than all, of the Available Shares. The non-selling Shareholders shall exercise their election to purchase by giving notice to the Transferor. The notice of election to purchase Available Shares shall specify a date for the closing of the purchase that shall not be more than 30 days after the date of giving the notice.

      d. Purchase Price. The purchase price and the terms of purchase of the Available Shares shall be the same price and terms contained in the third party written offer; provided that if the date for closing the purchase provided in this Agreement is later than that offered by the prospective purchaser, the closing date fixed herein shall control.

      e. Place Of Closing. The closing of the purchase shall take place at the principal office of the Company.

      f. Release From Restriction. If the non-selling Shareholders do not elect to purchase all the Available Shares, the Transferor may sell the Available Shares to the prospective purchaser named in the statement attached to the offer to sell, such sale to be made only in accordance with the terms therein stated and its attachments. If the Transferor fails to make such sale in accordance with each and every term contained in the statement and the attachments, such shares shall remain subject to all the restrictions of this Agreement. Furthermore, notwithstanding anything herein contained to the contrary, no such transfer may be closed unless the transferee executes a counterpart of this Agreement and agrees to be bound by all the restrictions on the Shareholders hereunder. Notwithstanding anything herein, the Company is entitled, in its sole discretion, to restrict sale of the stock in any manner it deems appropriate.

2. Endorsement On Share Certificate. Each Certificate representing shares of Common Stock now or hereafter held by the Shareholders shall be stamped with a legend in substantially the following form:

"The transfer of the shares represented by the within Certificate is restricted under the terms of an Agreement dated [ ], a copy of which is on file and available for inspection at the office of the issuer."

3. Transfer To Affiliate. Any Shareholder may, notwithstanding the foregoing, freely transfer shares to an Affiliate of such Shareholder but only on the condition that the Affiliate executes a counterpart of this Agreement and agrees to be bound by all the restrictions on the Shareholders hereunder. For the purposes of this Agreement an Affiliate shall mean only the spouse, parents, and children of a Shareholder or a trustee or trustees and its or their successors for the benefit of a Shareholder or for the benefit of the spouse, parents, and children of a Shareholder, or any combination of the foregoing.

4. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto by reason of a failure of a Shareholder to perform any of the obligations under this Agreement. Therefore, if any party hereto shall institute any action or proceeding to specifically enforce any provisions hereof, any person against whom such action or proceeding is brought hereby waives a claim or defense that such party has an adequate remedy at law and shall not urge at such action or proceeding the claim or defense that such a remedy at law exists.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

                                  By:

                                  --------------------------------------
                                  Name: Matthew D. Rosen
                                  Title: President

                                  STOCKHOLDERS:

                                  VONCIEL TURNER

                                  By:

                                  --------------------------------------
                                  Name: Vonciel Turner

                                  PATRICK DALLAS

                                  By:

                                  --------------------------------------
                                  Name:  Patrick Dallas

                                  CONVERGENT TECHNOLOGIES, LTD.



                                  By:

                                  --------------------------------------
                                  Name:  Patrick Dallas

                                    EXHIBIT G

                           FORM OF SECURITY AGREEMENT

This SECURITY AGREEMENT (this "AGREEMENT") is dated as of [ ], and is entered into by and between [ ], a [ ] ("COMPANY"), and FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation ("SECURED PARTY").

                             PRELIMINARY STATEMENTS

            A. Pursuant to that certain Promissory Note, by and between Company and Secured Party (as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the "NOTE") [dated ] Secured Party has made a loan to Company, subject to the terms and conditions set forth in the Note.

            B. It is a condition precedent to the Secured Party's purchase of the Note that Company shall have granted the security interest and undertaken the obligations contemplated by this Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing promises, the agreements and covenants set forth herein, and in order to induce Secured Party to purchase the Note, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          GRANT OF SECURITY.

Company hereby grants to Secured Party a security interest in all of Company's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which Company now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

            (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

            (b) all inventory in all of its forms, including but not limited to all goods held by Company for sale or lease or to be furnished under contracts of service or so leased or furnished (collectively the "INVENTORY");

            (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to Company and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles (other than Intellectual Property Collateral) or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

            (d) all deposit accounts (the "DEPOSIT ACCOUNTS"), together with (i) all amounts on deposit from time to time in such deposit accounts, and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            (e) investment property, including, but not limited to commodity accounts and commodity contracts;

            (f) letter of credit rights;

            (g) promissory notes;

            (h) the "INTELLECTUAL PROPERTY COLLATERAL", which term means:

                  (i) all right, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other business identifiers and applications pertaining thereto, owned by Company, or hereafter adopted and used, in its business (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and in foreign countries (the "TRADEMARK REGISTRATIONS"), and all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS");

                  (ii) all right, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Company and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Company in whole or in part, all rights corresponding thereto, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); and

                  (iii) (a) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office (the "COPYRIGHT OFFICE") or any similar office or agency in any other country, (b) all renewals of any of the foregoing, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing collectively being referred to as the "COPYRIGHTS");

            (i) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information of Company;

            (j) to the extent not included in any other paragraph of this
Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, CHOSES IN ACTION and judgments taken on any rights or claims included in the Collateral);

            (k) all books, records, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

            (l) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and Company shall not be deemed to have granted a security interest in (i) any item of Collateral that is leased to Company and for which Company has not exercised any applicable purchase option; (ii) any of Company's rights or interests in any license, contract or agreement to which Company is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Company is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406 of the UCC or any other applicable law (including the United States Bankruptcy Code (the "BANKRUPTCY CODE")) or principles of equity); PROVIDED, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Company shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (iii) any real property leasehold, unless Company has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

2.          SECURITY FOR OBLIGATIONS.

This Agreement secures, and the Collateral assigned by Company is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of Company. "SECURED OBLIGATIONS" means all obligations and liabilities of Company to Secured Party now or hereafter existing, including all obligations and liabilities arising out of or in connection with the Note.

3.          REPRESENTATIONS AND WARRANTIES.

            Company represents and warrants as follows:

            (a) OWNERSHIP OF COLLATERAL. Company owns the Collateral free and clear of any Lien (as defined below), security interest, assignment, option or other charge or encumbrance, except for the Liens and security interests (i) set forth on SCHEDULE A hereto, (ii) created by this Agreement or any other document in favor of Secured Party, (iii) resulting from taxes which have not yet been become delinquent, or (iv) that are minor liens, encumbrances and defects in title which do not materially detract from the value of the property subject thereto. This Agreement has been duly and validly authorized by Company and executed and delivered by Company and constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)) and, subject to the performance of the relevant procedures as specified in Section 6(a) herein with respect to such Collateral, creates a valid, binding, enforceable and perfected security interest in and Lien upon all of the Collateral, to the extent such security interest can be created by performance of the procedures specified in Section 6(a), and Company is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest. For purposes of this Agreement, "LIEN" shall mean a pledge, assignment, lien, charge, mortgage, encumbrance, or other security interest obtained under this Agreement or under any other agreement or instrument with respect to any present or future assets, property, contract rights, or revenues in order to secure the payment of indebtedness of the party referred to in the context in which the term is used.

            (b) OFFICE LOCATIONS. The principal place of business, the chief executive office and the office where Company keeps its records are, as of the date hereof, located at:

                           --------------------------------
                           --------------------------------

            (c) LEGAL NAME. Company's exact legal name and spelling thereof as it appears on its Articles of Incorporation is as set forth in the preamble to this Agreement.

            (d) STATE OF INCORPORATION; CORPORATE IDENTIFICATION NUMBER. Company is incorporated and validity exists under the laws of Jamaica, and its corporate identification number is [___________].

4.          FURTHER ASSURANCES.

            (a) Company agrees that from time to time, at its reasonable expense, Company will promptly execute and deliver to Secured Party one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Collateral, and all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

            (b) Company will give prompt written notice to Secured Party of, and defend the Collateral against, any suit, action or proceeding related to the Collateral or which could adversely affect the security interests and Liens granted hereunder.

5.          CERTAIN COVENANTS OF COMPANY.

            Company shall:

            (a) give Secured Party 15 days' prior written notice of any change in Company's chief place of business, chief executive office or residence or the office where Company keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts, prior to effectuating any change described in the preceding sentence, Company shall take or cause to be taken all actions deemed by Secured Party to be necessary or desirable to prevent any financing or continuation statement from becoming seriously misleading or rendered ineffective, or the security interests granted herein from becoming unperfected or the relative priority thereof otherwise impaired, as a result of such removal or change and, if reasonably requested by Secured Party, shall provide an opinion of nationally recognized counsel in form and substance reasonably satisfactory to Secured Party, describing such actions and confirming that such actions have been taken and are effective to prevent such results;

            (b) maintain, or cause to be maintained, all items of the Collateral in good condition and repair, ordinary wear and tear excepted in the case of Equipment, and pay, or cause to be paid, the costs of repairs to or maintenance of that Collateral which is of a type that could be repaired or maintained;

            (c) not use any Collateral in material violation of law or any applicable policy of insurance;

            (d) pay or cause to be paid when due all taxes, assessments, and other charges relating to the Collateral or this Agreement and reimburse Secured Party for all reasonable costs of and reasonable fees incurred in connection with the filing of the documents and instruments referred to in Section 6(a) hereof; and

            (e) furnish to Secured Party from time to time (but, unless an Event of Default (as defined in Section 6(b) below) shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as Secured Party may reasonably request, all in reasonable detail.

6.          SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

Company hereby irrevocably appoints Secured Party as Company's attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Secured Party or otherwise, from time to time in Secured Party's discretion to take any of the following actions:

            (a) file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral;

            (b) upon the occurrence and during the continuance of any of the default events described in the Note (an "EVENT OF DEFAULT"), to ask for, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

            (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

            (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Note) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Company to Secured Party, due and payable immediately upon demand;

            (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

            (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Company's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Company might do.

The appointment set forth in this Section 6 is coupled with an interest and is irrevocable.

7.          REMEDIES.

            (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Company to, and Company hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Company's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Company's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, or (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale effected in accordance with the provisions of this Section 7 and applicable law shall hold the property sold absolutely free from any claim or right on the part of Company, and Company hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Company hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Company shall liable for the deficiency and the fees and costs of any attorneys employed by Secured Party to collect such deficiency.

8.          APPLICATION OF PROCEEDS.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Company, and to the payment of all reasonable costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

            SECOND: To the payment of all other Secured Obligations and, as to obligations arising under the Note, as provided in the Note; and

            THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

9.          CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND
            RELEASE.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations or the cancellation, termination or conversion into Company equity securities of the Note, (ii) be binding upon Company and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and their respective successors, transferees and assigns.

(b) Upon the payment in full of all Secured Obligations or the cancellation, expiration or conversion of the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Company. Upon any such payment in full of all Secured Obligations or cancellations, termination or conversion, Secured Party will, at Company's expense, execute and deliver to Company such documents as Company shall reasonably request to evidence such termination.

10.         EXCULPATION OF SECURED PARTY.

            (a) Secured Party shall not be responsible in any manner for the validity or transferability of any of the Collateral conveyed or held pursuant to the terms of this Agreement, nor for any representation or warranty made by any other party to this Agreement. Nothing contained herein shall be deemed to obligate Secured Party to deliver any funds or evidences of ownership of any asset, tangible or otherwise, nor anything else, to any person or entity, unless the same shall first have been received by Secured Party pursuant to this Agreement.

            (b) Anything in this Agreement to the contrary notwithstanding, in no event shall Secured Party be liable for any special, incidental, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Secured Party has been advised of the likelihood of such loss or damage and regardless of the form of action.

            (c) Secured Party shall not be liable for any action taken or omitted by it in its reasonable discretion under or in connection with this Agreement, the Note, or any other applicable document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct).

            (d) Secured Party shall be entitled to rely, and shall be fully protected in relying, upon advice and statements of legal counsel selected by Secured Party.

            (e) In the event that any notice or instruction required to be delivered to Secured Party hereunder is not so delivered, Secured Party may hold any funds in its possession pursuant to this Agreement, or the interest in any Collateral, pending delivery to it of such written notice or instruction and, if an Event of Default occurs while such funds are in its possession may exercise all other rights and remedies of Secured Party under this Agreement.

            (f) It is understood and agreed that should any dispute arise with respect to the delivery or ownership, or right of possession of or to any of the Collateral, or to any funds received by Secured Party hereunder or in connection herewith, or the due and proper performance by any party of its obligations hereunder, Secured Party is authorized and directed to retain in its possession without liability to anyone all or any of the Collateral or funds delivered to it pursuant hereto until such dispute shall have been settled by mutual and unanimous agreement by the parties concerned, or by a final order, decree or judgment of a court of competent jurisdiction and from which no appeal has been taken and as to which the time the right to appeal has expired. Secured Party shall be entitled, but shall be under no duty whatsoever, to institute an action in interpleader or similar proceedings in order to determine the rights of the respective parties to the Collateral, any funds held pursuant hereto, or to defend any such proceedings.

            (g) Notwithstanding any representation or warranty or other statement set forth herein that the documents and instruments executed and delivered by Company hereunder or pursuant hereto (including without limitation any UCC financing statements) are adequate in form and substance to create and perfect a lien against the Collateral, Secured Party bears no responsibility for investigating whether or not such documents and instruments do effectively create such an interest, and Secured Party bears no responsibility or liability therefor or for the failure of such document or instruments so to create or perfect such an interest.

11.         INDEMNIFICATION OF SECURED PARTY.

Company hereby indemnifies and agrees to hold Secured Party harmless from and against any and all damage, cost, liability, or expenses (including, but not limited to, reasonable legal fees and court costs) that Secured Party incurs by reason of acting in such capacity hereunder, without prejudice to any right that any party may have to recover from the other party for any such damage, cost, liability, or expense. It is expressly agreed and acknowledged by the parties hereto that the foregoing indemnity shall apply to such reasonable legal fees and expenses incurred by Secured Party in defending any action brought by any party hereto alleging misconduct or negligence by Secured Party, unless there shall have been finally concluded by a court of competent jurisdiction that Secured Party was responsible for, or committed, gross negligence or willful misconduct in discharging or in failing to discharge its duties hereunder. The indemnification obligations in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of Secured Party.

12.         AMENDMENTS.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and by Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

13.         NOTICES.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed to the addresses set forth on the signature pages hereto.

14.         FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

15.         SEVERABILITY.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.         HEADINGS.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

17.         GOVERNING LAW; TERMS.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

18.         CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE, BUT NEED NOT EXCLUSIVELY BE, BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; AND (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.

19.         WAIVER OF JURY TRIAL.

COMPANY AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.

20.         COUNTERPARTS.

This Agreement may be delivered by facsimile transmission and be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]


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


         IN WITNESS WHEREOF, Company and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          [                         ]

Attest:

By: ____________________________          By:  ____________________________
As its Secretary                          As its President






                                          [                         ]

Attest:

By: ____________________________          By: _____________________________

                                          As its [          ]


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